EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Form 10-QSB of Newport International Group Inc. (the "Company") on Form 10-QSB for the nine months ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Soloman Lam, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: 12/12/2003                             /s/ Soloman Lam
                                             -----------------------------------
                                             By: Soloman Lam
                                             Its: Chief Executive Officer and
                                             Chief Financial Officer